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                                                                      Exhibit 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


            In connection with the annual report on Form 10-K of SS&C Technologies, Inc. (the "Company") for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officers of the Company hereby certify, pursuant to 18 U.S.C. Section 1350, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Date: March 12, 2004               By:  /s/ William C. Stone
                                              --------------------------------
                                              William C. Stone
                                              Chief Executive Officer

      Date: March 12, 2004               By:  /s/ Patrick J. Pedonti
                                              --------------------------------
                                              Patrick J. Pedonti
                                              Chief Financial Officer